                                                     Exhibit 24
THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that MERCEDES ABRAMO, director of The J. M. Smucker Company, hereby appoints Mark T. Smucker, Tucker H. Marshall, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2025, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 18, 2025	/s/ Mercedes Abramo
Date	Director

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that TARANG P. AMIN, director of The J. M. Smucker Company, hereby appoints Mark T. Smucker, Tucker H. Marshall, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2025, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 18, 2025	/s/ Tarang P. Amin
Date	Director

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that SUSAN E. CHAPMAN-HUGHES, director of The J. M. Smucker Company, hereby appoints Mark T. Smucker, Tucker H. Marshall, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2025, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 18, 2025	/s/ Susan E. Chapman-Hughes
Date	Director

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that JAY L. HENDERSON, director of The J. M. Smucker Company, hereby appoints Mark T. Smucker, Tucker H. Marshall, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2025, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 18, 2025	/s/ Jay L. Henderson
Date	Director

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that JONATHAN E. JOHNSON III, director of The J. M. Smucker Company, hereby appoints Mark T. Smucker, Tucker H. Marshall, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2025, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 18, 2025	/s/ Jonathan E. Johnson III
Date	Director

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that KIRK L. PERRY, director of The J. M. Smucker Company, hereby appoints Mark T. Smucker, Tucker H. Marshall, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2025, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 18, 2025	/s/ Kirk L. Perry
Date	Director

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that ALEX SHUMATE, director of The J. M. Smucker Company, hereby appoints Mark T. Smucker, Tucker H. Marshall, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2025, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 18, 2025	/s/ Alex Shumate
Date	Director

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that MARK T. SMUCKER, Chair of the Board and Chief Executive Officer and director of The J. M. Smucker Company, hereby appoints Tucker H. Marshall and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2025, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 18, 2025	/s/ Mark T. Smucker
Date	Chief Executive Officer and Chair of the Board (Principal Executive Officer)

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that JODI L. TAYLOR, director of The J. M. Smucker Company, hereby appoints Mark T. Smucker, Tucker H. Marshall, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2025, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 18, 2025	/s/ Jodi L. Taylor
Date	Director

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that DAWN C. WILLOUGHBY, director of The J. M. Smucker Company, hereby appoints Mark T. Smucker, Tucker H. Marshall, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2025, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 18, 2025	/s/ Dawn C. Willoughby
Date	Director